UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2005

WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-23819	76-0547762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Via Fortuna, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code)   (512) 732-0932

(Former Name or Former Address, if Changed Since Last Report)

            Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐ Yes         ☒ No

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A amends Item 4.01 of the Registrant’s Current Report on Form 8-K filed on October 17, 2005.

Item 4.01 Changes in Registrant’s Certifying Public Accountant

In connection with the closing of the Merger, on October 12, 2005 our Board of Directors engaged Helin, Donovan, Trubee & Wilkinson, LLP (“HDT&W”) to serve as our independent public accountants and dismissed our former independent accountants, Chisholm, Bierwolf, Nilson (“CBN”). The change in auditors was effective October 12, 2005. HDT&W will audit our financial statements for the fiscal year ending December 31, 2005.

CBN’s audit reports on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the “going concern” assumption in the Report of Independent Registered Public Accounting Firm filed in connection with the Forms 10-K filed on April 15, 2005, and April 14, 2004.

In connection with its audits of our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 and through the date of this Current Report on Form 8-K/A , there were no disagreements with CBN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to CBN’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on our consolidated financial statements and supporting schedules for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

We provided CBN with a copy of the foregoing disclosures and their letter dated October 17, 2005, agreeing with such statements is filed as Exhibit 16 to this Current Report on this amended Form 8-K.

During the fiscal years ended December 31, 2004 and 2003 and through the date of this Current Report on Form 8-K, we did not consult HDT&W or any other accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

16 Letter re Change in Certifying Accountant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2005	WILSON HOLDINGS, INC. By: /s/ Clark N. Wilson Clark N. Wilson President and Chief Executive Officer